                          BILL OF SALE AND ASSIGNMENT
                          ---------------------------



    THIS BILL OF SALE AND ASSIGNMENT (hereinafter referred to as this "ASSIGNMENT"), made and entered into as of the 8th day of July, 1998, by MADISON PLAZA VENTURE, an Illinois general partnership (hereinafter referred to as "SELLER"), for the benefit of OVERSEAS PARTNERS (MADISON PLAZA) LLC, an Illinois limited liability company (hereinafter referred to as "PURCHASER").

WITNESSETH:

     WHEREAS, Seller is the owner of certain improved real property (hereinafter referred to as the "PROPERTY") located in the City of Chicago, County of Cook, State of Illinois, as more particularly described in Exhibit "A" attached hereto
                                                  --------------
and by this reference made a part hereof, and

     WHEREAS, pursuant to that certain Purchase and Sale Agreement dated June 30th, 1998 between Seller and Overseas Partners Capital Corp., (the "PURCHASE AGREEMENT"), Seller has on even date conveyed the Property to Purchaser, and in connection therewith Seller wishes hereby to transfer and assign to Purchaser all of Seller's right, title and interest in and to certain personal property related to the Property as more particularly described below. Capitalized terms not defined herein shall have the meaning as set forth in the Purchase Agreement.

     NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby covenant and agree as follows:

     1.  PERSONALTY. Seller hereby grants, bargains, sells, conveys, transfers
         -----------
and delivers to Purchaser all of Seller's right, title, and interest in the Personal Property, including those items set forth in Exhibit "B" attached
                                                      -----------
hereto and by this reference made a part hereof.

     2.  INTANGIBLES. Seller hereby grants, bargains, sells, conveys, transfers
         -------------
and delivers to Purchaser any right which the Seller may have in the Intangibles, other than the Operating Agreements.

     3.  EXCLUSION OF WARRANTIES. Any and all warranties of merchantability or
         -------------------------
warranties of fitness for a particular purpose with respect to the Personal Property being transferred by this Assignment are hereby excluded.

     4.  SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and inure
         -----------------------
to the benefit of Purchaser and Seller and their respective heirs, legal representatives, successors and assigns.

IN WITNESS WHEREOF, Seller has executed this Assignment as of the date first above written.



MADISON PLAZA VENTURE, an Illinois
general partnership

By:  MW Associates, an Illinois general partnership, its Managing Venturer

     By: The Equitable Life Assurance Society of the United States, its Managing Venturer



By:     /s/ Michael A. Lunder
Name:   Michael A. Lunder
Title:  Investment Officer

EXHIBIT A
---------


LEGAL DESCRIPTION OF THE LAND


THE EAST 1/2 OF LOT 6 AND ALL OF LOTS 7 AND 8 (ALL TAKEN AS A TRACT) EXCEPTING FROM SAID TRACT THAT PART TAKEN FOR WIDENING OF MADISON STREET IN BLOCK 54 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9. TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS

                                   EXHIBIT B
                                   ---------

                               PERSONAL PROPERTY

                                (SEE ATTACHED)

200 West Madison
Furniture Inventory

Management Office
-----------------

Desks - mahogany                          4
Credenza Tops - mahogany                  5
L-shape Reception desk - mahogany         1
Executive Chairs - black leather          4
Conference Room Table                     1
Mahogany tables - desk extensions         3
Glass lamp tables                         5
Mahogany lamp tables                      3
Reception area - mahogany table           1
Guest Chairs - grey fabric                5
Guest Chairs - buff leather               2
Conference room chairs - buff leather     8
Couches - fabric                          2
Steno chair                               1
2-drawer lateral files                   15
5-drawer lateral files                    5
Supply cabinet                            1
Wall hangings (pictures)                 13
Madison Plaza Sign (reception)            1

   Microwave                              1
   First Aid Kit                          1
   Safe                                   1
   Refrigerator                           1

SECURITY OFFICE/CONTROL ROOM
----------------------------

Double pedestal desk-formica              1
Work surface - formica                    1
2-drawer file cabinets - black            3
2-drawer lateral file cabinet             1
Metal work station table                  1
Executive Chair - red cloth               1
Steno chair                               1
typing stand                              1

NOTE: refrigerator in security office is personal property of staff

200 West Madison
Furniture Inventory

Engineering Office
------------------

Metal desks                               2
Executive Chairs - cloth                  2
Side chair                                1
2-drawer lateral file cabinets - black    3
4-drawer file cabinet                     1
cabinets (low profile)                    5
Wood credenza top                         1


CONFERENCE ROOM
---------------

cloth chairs                             40
podium                                    1
flip chart                                1
tables - formica (rectangle)             16
tables - formica (corner) metal planters  6
metal planters                            2

200 West Madison
Equipment Inventory

MANAGEMENT OFFICE

HP LaserJet 4 Plus                        1
HP LaserJet III D                         1
Epson Stylus Color 600                    1

Compaq Deskpro 486 w/
Magnavox monitor                          3

AST Bravo LC 486/66DX
w/ Zeos monitor                           1

AST Bravo MS 486/66DX w/
Samsung monitor                           1

Typewriter                                1

SECURITY OFFICE

Building Automation:
 Compaq Deskpro 486 w/
 Viewsonic monitor                        1

Okidata, microline 320 printer            1

Security Computer:
  Digital - drive & monitor               1
  Digital LA75 printer                    1
 Monitors                                 4

Typewriter                                1

Radios - Motorola/GE                     24
Repeater & charger for radios

200 West Madison
Equipment Inventory

ENGINEERING OFFICE
------------------

Building Automation:
 Compaq Deskpro Pentium
 w/ Viewsonic monitor                     1

Maintenance Computer:
IBM 286                                   1

HP 820 C LaserJet                         1

HP LaserJet 11                            1

Gateway 2000 w/ HP
Deskjet 680 owned by
Commonwealth Edison                       1


CONFERENCE ROOM

 Slide projector & cart                   1
 Mitsubishi TV (approx. 25")              1
 Mitsubishi VCR & cart                    1
 Overhead projectors                      2
   one w/ cart                            1

200 West Madison
Engineering Attic Stock Inventory

E-4 Storage
 Granite curtainwall                      77 pieces

E-6 Storage
Misc. Pavers                              236 pieces

S-50 Storage
Marble (misc)                             92 pieces
Marble (small pieces)                     378 pieces

Glass Attic Stock
 Double Pane - various sizes              30 pieces
 Single Pane                              10 pieces


Equipment
 Gravely M-12 Snowbrush 12 H              1
 Genie Hi-Lift                            1
 Hydraulic Hand Jack                      1
 House Window Rig 45-FL                   1